UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

Pressure BioSciences, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Pressure BioSciences, Inc.

480 Neponset St.

Canton, MA 02021

(508) 230-1828 (T)

(508) 230-1829 (F)

www.pressurebiosciences.com

February 26, 2024

Dear Stockholder:

You are cordially invited to attend the Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Meeting”) of Pressure BioSciences, Inc. (the “Company”) to be held on April 18, 2024 at 4:30 PM EST at the Company’s principal executive offices located at 480 Neponset St., Canton, MA 02021.

The matters to be voted on at the Meeting by the holders of our common stock, par value $0.01 per share (“Common Stock”), are: (i) the election of one Class III Director to our board of directors (our “Board”) to hold office until the 2026 Annual Meeting of Stockholders; (ii) the ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for 2024; (iii) the approval of the Pressure BioSciences, Inc. 2024 Equity Incentive Plan (the “Plan”); and (iv) the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in the proxy statement detailing the business to be conducted at the Meeting We may also transact such other business that may properly come before the Meeting. Our Board recommends that you vote in accordance with our Board’s recommendations on all proposals.

Shareholders of record at the close of business on February 21, 2024 entitled to notice of and are cordially invited to, attend the Meeting, or any adjournments or postponements thereof.

Whether or not you plan to attend the Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY via the Internet, by phone, or by fax as set forth in the Notice of Internet Availability of Proxy Materials with respect to the Meeting (the “Notice”). If you request to receive a paper copy of the proxy materials, you may also vote by completing, signing and dating the accompanying proxy card and mailing it in the enclosed postage pre-paid envelope. Voting by any of these methods will not prevent you from attending the Meeting but will ensure that your vote is counted if you are unable to attend.

The Notice is first being mailed, and the proxy statement and form of proxy card with respect to the Meeting are first being made available, to shareholders on or about February 29, 2024.

If you plan to attend the Meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. A complete list of shareholders entitled to vote at the Meeting will be available for inspection for a period of ten days prior to the Meeting, at the Company’s office, located at 480 Neponset St., Canton, MA 02021.

Sincerely,

Jeffrey N. Peterson

Chairman of the Board of Directors

i

ii

PRESSURE BIOSCIENCES, INC.

480 Neponset St.

Canton, MA 02021

(508) 230-1828 (T)

(508) 230-1829 (F)

www.pressurebiosciences.com

NOTICE OF SPECIAL MEETING

IN LIEU OF THE ANNUAL MEETING OF STOCKHOLDERS

To be Held on April 18, 2024

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting in Lieu of the Annual

Meeting of Stockholders to be Held on April 18, 2024

The Proxy Statement, a form of proxy card for the Meeting, and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at

https://ir.pressurebiosciences.com/proxy-statements

NOTICE is hereby given that a Special Meeting in Lieu of the Annual Meeting of Stockholders (the “Meeting”) of Pressure BioSciences, Inc. (“PBI” or the “Company”) will be held on April 18, 2024, at 4:30 p.m. EST at the Company’s principal executive offices located at 480 Neponset St., Canton MA 02021, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect one Class III Director to hold office until the 2026 Annual Meeting of Stockholders and until a successor is duly elected and qualified;

2.	To ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for 2024;

3.	To consider and act on the Pressure BioSciences, Inc. 2024 Equity Incentive Plan;

4.	To ratify proposal as a non-binding resolution to approve executive compensation, and

5.	To consider any matters incidental to the foregoing purposes and any other matters which may properly come before the Meeting or any adjourned session thereof.

The Board of Directors (the “Board”) has fixed the close of business on February 21, 2024 the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Meeting, we hope you will vote as soon as possible so that your voice is heard. We urge you to VOTE TODAY via the Internet, by phone, or by fax by following the instructions on the Notice of Internet Availability of Proxy Materials with respect to the Meeting (the “Notice”) that the Company has mailed to all shareholders. If you request to receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the postage-paid envelope provided. Voting by any of these methods does not deprive you of your right to attend and to vote your shares at the Meeting in person. More information on voting and attending the Meeting can be found in the accompanying Proxy Statement. Please refer to the instructions on the form of proxy card and the Notice. If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. We urge you to instruct your broker, bank or other nominee to vote your shares “FOR” our Board’s director nominees and “FOR” Proposals 2, 3, and 4.

OUR BOARD STRONGLY RECOMMENDS VOTING “FOR” EACH OF OUR BOARD’S DIRECTOR NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, AND 4.

By Order of the Board of Directors:

Richard T. Schumacher

Clerk

Canton, Massachusetts

February 26, 2024

The notice is first being mailed to stockholders of the Company on or about February 29, 2024.

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PRESSURE BIOSCIENCES, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING IN LIEU OF

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 18, 2024

General

This Proxy Statement is being furnished to the shareholders of Pressure BioSciences, Inc., a Massachusetts corporation (“PBI”, the “Company”, “we”, or “us”) in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of PBI, with its principal executive offices located at 480 Neponset St., Canton MA 02021., for use at the Special Meeting in Lieu of the Annual Meeting of Stockholders to be held on April 18, 2024 at 4:30 p.m. EST and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth herein and in the accompanying Notice of Special Meeting in Lieu of the Annual Meeting of Stockholders.

The enclosed proxy relating to the Meeting is solicited on behalf of the Board and the cost of such solicitation will be borne by the Company. Certain of the Company’s officers and regular employees may solicit proxies by correspondence, telephone, or in person, without extra compensation. We will also pay to banks, brokers, nominees, and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them. This Proxy Statement, a form of proxy card for the Meeting, and the Company’s annual report on Form 10-K for the year ended December 31, 2022 are available to shareholders at https://ir.pressurebiosciences.com/proxy.

Voting Securities and Record Date

Stockholders of record of the Company’s common stock, $0.01 par value (the “Common Stock”), at the close of business on February 21, 2024 (the “Record Date”) the record date for the Meeting, will be entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 25,740,123 shares of Common Stock, all of which are entitled to vote representing approximately holders of record. Each share of Common Stock outstanding at the close of business on the record date is entitled to one vote on each matter that is voted. In addition, as of the Record Date, there were issued and outstanding 8,601 shares of the Company’s Series AA Convertible Preferred Stock, par value $0.01 per share (“Series AA Preferred Stock”), 858 shares of the Company’s Series BB Convertible Preferred Stock, par value $0.01 per share (“Series BB Preferred Stock”) and 21 shares of the Company’s Series CC Convertible Preferred Stock, par value $0.01 per share (“Series CC Preferred Stock”). The shares of Preferred Stock are not entitled to vote on any proposal to be presented at the Meeting.

Quorum

A quorum, consisting of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting, will be required to be present in person or by proxy for the transaction of business at the Meeting. Stockholders of record present at the Meeting in person or by proxy, abstentions, and “broker non-votes” (as defined below) are counted as present or represented at the Meeting for the purpose of determining whether a quorum exists. A “broker non-vote” occurs when a broker, bank, or representative (“broker or representative”) does not vote on a particular matter because it either does not have discretionary voting authority on that matter or it does not exercise its discretionary voting authority on that matter.

What if other matters come up at the Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Revocability of Proxies

All Proxies that are properly completed, signed and returned prior to the Meeting or voted via the Internet, by phone or by fax by following the instructions on the Notice, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Clerk of the Company, at its principal executive offices located at 480 Neponset St., Canton, MA 02021, a written notice of revocation or by submitting a later dated Proxy by mail, over the Internet, by phone or by fax or by attending the Meeting and voting in person.

Manner of Voting

Stockholders of Record

Shares entitled to be voted at the Meeting can only be voted if the stockholder of record of such shares is present at the Meeting or returns a proxy. Shares represented by a valid proxy will be voted in accordance with your instructions.

A stockholder of record who votes his or her shares by returning a proxy card, may revoke the proxy at any time before the stockholder’s shares are voted at the Meeting by written notice to the Clerk of the Company received prior to the Meeting, by submitting a later dated Proxy by mail, over the Internet, by phone or by fax, or by voting by ballot at the Meeting.

Beneficial Stockholders

If you hold your shares through a broker or representative, you can only vote your shares in the manner prescribed by the broker or representative. The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. Detailed instructions from your broker or representative will generally be included with your proxy material. These instructions may also include information on whether your shares can be voted by telephone or over the Internet or the manner in which you may revoke your votes. If you choose to vote your shares by telephone, fax or over the Internet, you should follow the instructions provided by the broker or representative.

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Voting of Proxies

The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. Shares represented by proxy will be voted in accordance with your specific instructions. For shareholders who received a Notice and Access card (because you hold shares in “street name”), go to proxyvote.com. To vote by mail, if you requested to receive printed proxy materials, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. To vote by fax, if you requested to receive printed proxy materials, fill out the enclosed Proxy, sign and date it, and fax it to (508) 230-1829. Voting by proxy will not limit your right to vote at the Meeting if you attend the Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Meeting. If you sign and return your proxy card without indicating specific instructions, your shares will be voted “FOR” our Board’s director nominees and “FOR” Proposals 2, 3, and 4. If any other matters shall properly come before the Meeting, the authorized proxy will be voted by the proxies in accordance with their best judgment. All valid proxies received prior to the Meeting will be voted. The Board recommends that you vote by proxy even if you plan to attend the Meeting.

If you hold your shares as a beneficial owner rather than a stockholder of record, your broker or representative will vote the shares that it holds for you in accordance with your instructions (if timely received) or, in the absence of such instructions, your broker or representative may vote on certain matters for which it has discretionary voting authority. Your broker will be permitted to vote your shares on Proposal No. 2 without your instructions. All other proposals are considered “non-routine” matters, and your broker or representative does not have discretionary voting authority with respect to these matters. Therefore, the shares that do not receive voting instructions will be treated as “broker non-votes.”

Required Vote

Abstentions and broker non-votes are included in the number of shares present or represented for purposes of a quorum but are not considered as shares voting or votes cast with respect to any matter presented at the Meeting.

The affirmative vote of the holders of a plurality of the votes cast by stockholders at the Meeting is required for Proposal No. 1 to elect the one nominee as a Class III Director of the Company. Abstentions and broker non-votes will not have any effect on Proposal No. 1.

With respect to Proposal No. 2, our Amended and Restated Bylaws, as amended, do not require that our stockholders ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain MaloneBailey LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. Ratification of the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the votes cast at the Meeting for Proposal No. 2. As abstentions are not considered to be “votes cast”, abstentions will not have any effect on Proposal No. 2. As Proposal No. 2 is considered to be a “routine” matter for which a stockholder’s broker is permitted to vote a stockholder’s shares without such stockholder’s instructions, there will not be any broker non-votes with regard to Proposal No. 2.

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required to approve Proposal No. 3. Abstentions and broker non-votes will not have any effect on Proposal No. 3.

The affirmative vote of the holders of a majority of the votes cast by stockholders at the Meeting is required for Proposal No. 4 to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement accompanying this notice. As abstentions and broker non-votes are not considered to be “votes cast”, abstentions and broker non-votes will not have any effect on Proposal No. 4.

Shareholders List

For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available, upon appointment, at the principal executive offices of the Company located at 480 Neponset St., Canton, MA 02021, so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth certain information as of the Record Date concerning the beneficial ownership of Common Stock for: (i) each director and director nominee, (ii) each named executive officer in the Summary Compensation Table under “Executive Compensation” below, (iii) all executive officers and directors as a group, and (iv) each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of 5% or more of the Company’s Common Stock. Except as indicated below, the address for each of the persons below who are beneficial owners of 5% or more of the Company’s Common Stock is the Company’s corporate address at 480 Neponset St., Canton, MA 02021.

Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and is calculated based on 25,740,123 shares of our Common Stock issued and outstanding as of the Record Date. Shares of Common Stock subject to options, warrants, preferred stock or other securities convertible into Common Stock that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date are deemed outstanding for computing the ownership percentage of the person holding the option, warrant, preferred stock, or convertible security but are not deemed outstanding for computing the ownership percentage of any other person.

Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

Name of Beneficial Owner	Common Shares Owned	Convertible Securities that can be converted into Common Shares	Total Beneficial Ownership	Percent of Class
Richard T. Schumacher(1)	55,535	800,368	855,903	3.3%
Jeffrey N. Peterson(2)	70,558	572,023	642,581	2.5%
Kevin A. Pollack(3)	33,873	274,379	308,252	1.2%
Michael S. Urdea(4)	30,287	240,380	270,667	1.1%
Vito J. Mangiardi(5)	15,479	225,446	240,925	0.9%
Edmund Y. Ting, Ph.D.(6)	815	194,913	195,728	0.8%
Alexander V. Lazarev, Ph.D.(7)	14,782	239,812	254,594	1.0%
All Executive Officers and Directors as a Group	221,329	2,547,321	2,768,650	10.8%

1)	Convertible securities include: (i) 736,186 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 32,091 shares of Common Stock issuable upon the exercise of warrants, and (iii) 32,091 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock. Does not include 672 shares of Common Stock held by Mr. Schumacher’s minor son as Mr. Schumacher’s wife exercises all voting and investment control over such shares.

2)	Convertible securities include: (i) 441,623 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 65,200 shares of Common Stock issuable upon the exercise of warrants, and (iii) 65,200 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock.

3)	Convertible securities include: (i) 233,311 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 20,534 shares of Common Stock issuable upon the exercise of warrants, and (iii) 20,534 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock.

4)	Convertible securities include: (i) 199,980 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 20,200 shares of Common Stock issuable upon the exercise of warrants, and (iii) 20,200 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock.

5)	Convertible securities include: (i) 216,646 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 4,400 shares of Common Stock issuable upon the exercise of warrants, and (iii) 4,400 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock.

6)	Convertible securities are 194,913 shares of Common Stock issuable upon exercise of options within 60 days.

7)	Convertible securities include: (i) 186,892 shares of Common Stock issuable upon exercise of options within 60 days; (ii) 26,460 shares of Common Stock issuable upon the exercise of warrants, and (iii) 26,400 shares of common stock issuable upon conversion of Series AA Convertible Preferred Stock.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Meeting, one Class III Director is to be elected to serve until the 2027 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. The Board, upon the recommendation of the Nominating Committee, has nominated Mr. Richard Schumacher as a Class III Director. Mr. Schumacher is currently a director of the Company and has not been nominated pursuant to any arrangement or understanding with any person.

The Company’s Restated Articles of Organization, as amended (the “Articles of Organization”), and Amended and Restated Bylaws, as amended (the “Bylaws”), provide that our Board shall be divided into three classes. At each annual meeting of stockholders, the directors elected to succeed those whose terms expire are identified as being in the same class as the directors they succeed and are elected to hold office for a term to expire at the third annual meeting of stockholders after their election, and until their respective successors are duly elected and qualified unless an adjustment in the term to which an individual director shall be elected is made because of a change in the number of directors.

Our Articles of Organization and Bylaws do not require our stockholders to elect any directors in a class for which the term of office extends beyond the Meeting. The term of office of Mr. Schumacher, the Company’s Class III Director, expires at the Meeting. The terms of office of the Class I Directors and Class II Directors, comprised of Jeffrey N. Peterson, Dr. Mickey Urdea, Mr. Vito Mangiardi, and Mr. Kevin Pollack, continue after the Meeting.

At the Meeting, it is the intention of the person named as proxies to vote for the election of Mr. Schumacher as the Class III Director. In the unanticipated event that Mr. Schumacher should be unable to serve, the persons named as proxies will vote the proxy for such substitute(s), if any, as the present Board may designate or the present Board may reduce the number of directors.

In selecting members for our Board, we consider each individual’s unique and diversified background and expertise. We believe that selecting directors with a wide range of talents and skills provides a functional diversity that allows our Board to provide strong leadership. The following noteworthy experience, qualifications, attributes and skills for each Board member, together with the biographical information for each nominee described below, led to our conclusion that the person should serve as a director of PBI in light of our business and structure:

●	Mr. Jeffrey N. Peterson, age 68, is the Chairman of our Board. He serves as the CEO of Target Discovery, Inc., a personalized medicine diagnostics and analytical testing solutions company; Chairman and CEO of Veritomyx, Inc., a high-performance SaaS (cloud computing) scientific signal- processing company; a board member of MassWerx, Inc.; and was Chairman of Imaging3, a company that was traded on the OTC Markets during Mr. Peterson’s tenure, a medical and industrial imaging company, from March 2018 through July 2019. He has broad executive, general management, multi-functional, multi-business, and international experience, including 20 years at Abbott Laboratories and General Electric, and leadership in multiple trade organizations.

●	Mr. Vito J. Mangiardi, age 75, has broad executive, general management, multi-functional, multi-business, and international experience, specifically in the life sciences field. Mr. Mangiardi is the founding partner, President and CEO of Marin Bay Partners, LLC (MBP), a consulting firm focused in life sciences, pharmaceutical development and clinical diagnostics.

●	Dr. Michael S. “Mickey” Urdea, age 71, founded and is a Partner for Halteres Associates, a biotechnology consulting firm. He serves as an expert consultant to the life sciences industry and philanthropic organizations and is on the scientific advisory boards and boards of directors of a number of biotechnology and diagnostics companies.

●	Mr. Kevin A. Pollack, age 53, provides a wealth of knowledge and experience in financial and administrative matters. Mr. Pollack served as Chief Financial Officer and Director of Opiant Pharmaceuticals, Inc. from 2012 to 2017 and as an advisor from 2017 to 2018. Opiant was listed on the Nasdaq Capital Market from 2017 to 2023. Mr. Pollack previously worked as a securities attorney focusing on corporate finance and mergers and acquisitions. He also serves as our audit committee financial expert.

●	Mr. Richard T. Schumacher, age 73, the Company’s founder, provides valuable operational, sales and marketing, financial, and managerial experience and expertise and has significant knowledge of the Company’s technology, markets, and products. In the years since the Company’s formation, Mr. Schumacher has served the Company in various roles, including Chief Executive Officer, President, Treasurer, Secretary (Clerk), and Chairman. Prior to founding the Company, Mr. Schumacher spent over 13 years working in scientific research and clinical laboratory management at the Center for Blood Research, a Harvard Medical School affiliated laboratory. Mr. Schumacher was also the co- Founder of Panacos Pharmaceuticals (NASDAQ: PANC), an anti-HIV drug discovery and development company; co-Founder of Trinity Biotech (NASDAQ: TRIB), a worldwide provider of diagnostic test kits; and the Founder of Boston Biomedica, Inc. (NASDAQ: BBII), which developed the first-in-kind quality control products for infectious diseases testing worldwide. Mr. Schumacher was the recipient of the 1987 International AIDS Award from the World Federation of Health.

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Vote Required to Elect the Nominees as Directors

The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of Richard Schumacher as a Class III Director of the Company.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF RICHARD SCHUMACHER AS A CLASS III DIRECTOR OF THE COMPANY.

Information on Nominees and Other Directors

The following information includes additional information as of the date of this Proxy Statement about each nominee and director whose term extends beyond the Meeting, including his age, all positions he holds with us, his principal occupation and business experience during the past five years, the names of other publicly-held companies for which he currently serves as a director or held a directorship during the past five years, and the year in which each nominee’s term would expire, if elected.

Name	Age	Position	Director Since	Year Term Expires, if Elected, and Class
Jeffrey N. Peterson(1)	68	Chairman of the Board	2011	2024 Class I
Michael S. Urdea	71	Director	2013	2024 Class I
Vito J. Mangiardi(1)	75	Director	2012	2025 Class II
Kevin A. Pollack(1)	53	Director	2012	2025 Class II
Richard T. Schumacher*	73	Director, President, Chief Executive Officer, Interim Chief Financial Officer, Treasurer, and Clerk	1978	2026 Class III

*Nominee for Class III Director.

(1)	Member of the Audit Committee, Compensation Committee, and Nominating Committee

Mr. Jeffrey N. Peterson has served as a director of the Company since July 2011 and as Chairman of the Board starting in 2012. Since 1999, he has served as the Chief Executive Officer of TargetDiscovery, Inc. (“TDI”), a personalized medicine diagnostics (PMDx) and analytical testing solutions company. Mr. Peterson also serves as Chairman and CEO of TDI’s majority-owned subsidiary, Veritomyx, Inc., a high-performance SaaS (cloud computing) scientific signal-processing company, and as a board member of MassWerx, Inc., a related company also serving the diagnostics and analytical testing markets. Mr. Peterson served as Chairman of the Board of Imaging3,a company that was traded on the OTC Markets during Mr. Peterson’s tenure , an innovative medical and industrial imaging company, from March 2018 through July 2019. Prior to incorporating and founding TDI, Mr. Peterson served as CEO of Sharpe, Peterson, Ocheltree & Associates, an international business development consulting firm assisting Fortune 500 and many smaller firms in business expansion and strategy. Prior to that, he spent 9 years in key management roles in Abbott Laboratories’ Diagnostics and International (Pharmaceuticals, Hospital Products, Nutritionals, and Consumer) businesses, last serving as CEO and General Manager of Abbott South Africa. Mr. Peterson’s experience prior to Abbott Laboratories included 11 years with General Electric’s Engineered Materials and Plastics businesses, spanning roles in strategic planning, business development, technology licensing, marketing and sales, operations, quality control and R&D. Mr. Peterson holds BSChE and MSChE (Chemical Engineering) degrees from MIT, as well as 6 issued US patents. He served as Chair Emeritus of the BayBio Institute, a non-profit organization serving the life science community, and on the Board of BayBio, a trade association for the life sciences industry in Northern California. He served as a cofounder of the Coalition for 21st Century Medicine, and of BIO’s Personalized Medicine & Diagnostics Working Group. He served on the Board of Advisors for the Center for Professional Development and Entrepreneurship at the University of Texas MD Anderson Cancer Center. He currently serves on the Advisory Board of the California Technology Council.

Dr. Michael S. Urdea has served as a director of the Company since February 8, 2013. Dr. Urdea founded and is a Partner for Halteres Associates, a biotechnology consulting firm. He also founded and served as Chief Executive Officer of Tethys Biosciences, a proteomics-based diagnostics company involved in preventative personalized medicine. Additionally, Dr. Urdea is a founder and the Chairman of Catalysis Foundation for Health, an organization addressing gaps in global healthcare caused by inefficiencies in disease diagnosis and monitoring. He serves as an expert consultant to the life sciences industry and is on the scientific advisory boards and boards of directors of several biotechnology, diagnostics, and philanthropic organizations. Prior to his current business activities, Dr. Urdea founded the Nucleic Acid Diagnostics group at Chiron Corporation, and with colleagues, invented branched DNA molecules for amplification of signal in nucleic acid complexes. Application of this technology resulted in the first commercial products for quantification of human hepatitis B, hepatitis C, and human immunodeficiency viruses (HBV, HCV, and HIV, respectively). He then became business head of the Molecular Diagnostics Group and Chief Scientific Officer at Bayer Diagnostics. He continues to serve as a diagnostics industry, product development and scientific advisor to numerous organizations and companies. He has also worked with the Bill and Melinda Gates Foundation as co-chair of two of the Grand Challenges grant review committees and served as a member of its Diagnostic Forum heading the Technology Committee. Dr. Urdea is an author on nearly 200 peer-reviewed scientific publications, nearly 300 abstracts and international scientific presentations, and more than 100 issued and pending patents. He received his BS in Biology and Chemistry from Northern Arizona University in Flagstaff and his Ph.D. in Biochemistry from Washington State University. In 2022, he also received an honorary Ph.D. from Northern Arizona University.

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Mr. Vito J. Mangiardi has served as a director of the Company since July 2012. Mr. Mangiardi is an accomplished senior executive with proven experience as a President, CEO and COO in the Life Sciences and Bio-Energy product and service sectors. He is a strong P&L performer and corporate strategist in General Management, Operations, Sales/Marketing, and Science. Mr. Mangiardi has held positions as a Research Chemist for Bio-Rad Laboratories, Inc.; Sales & Marketing Director for Baxter Travenol, Inc.; Executive VP and COO for Quintiles Transnational Corp.; President and CEO of Diagnostics Laboratories, Inc., Clingenix, Inc., and Bilcare, Inc.; and President of AAI Pharma, Inc. More recently he was the COO/Deputy Director of Operations and Production at the University of California Lawrence Berkeley National Laboratory Joint Genome Institute. Mr. Mangiardi has experience with three start-ups, two midsize, and several mature companies, and has international experience leading and managing organizations on four continents. He has vast experience in leading alliances, acquisitions, due diligence, and post-acquisition assimilation. Mr. Mangiardi has been on the Board of Directors of three companies and has proven success in working with both national and international investment groups to raise funds. Mr. Mangiardi earned a BS in Biology/Chemistry from Eastern Illinois University and two MBA degrees from Golden Gate University - in General Management and in Marketing. Mr. Mangiardi is listed as an inventor in four patents and various publications in protein separation techniques in the area of metabolism, thyroid, anemia/hematology and cancer, and is a member of numerous professional organizations. Mr. Mangiardi is the founding partner, President and CEO of Marin Bay Partners, LLC (MBP), a consulting firm focused on life sciences, pharmaceutical development and clinical diagnostics.

Mr. Kevin A. Pollack has served as a director of the Company since July 2012. From 2017 to 2018, Mr. Pollack served as an advisor to Opiant Pharmaceuticals, Inc., a pharmaceutical company with a mission to create best-in-class medicines for the treatment of addictions and drug overdose. Opiant was listed on the Nasdaq Capital Market from 2017 to 2023. He previously served as its Chief Financial Officer and as a member of its Board of Directors from 2012 until 2017. He also has served as President of Short Hills Capital LLC. Previously, Mr. Pollack worked in asset management at Paragon Capital LP, focusing primarily on U.S.-listed companies, and as an investment banker at Banc of America Securities LLC, focusing on corporate finance and mergers and acquisitions. Mr. Pollack started his career at Sidley Austin LLP (formerly Brown & Wood LLP) as a securities attorney focusing on corporate finance and mergers and acquisitions. He served on the Board of Directors of Taronis Fuels, Inc. 2019 to 2021 and served on the Board of Directors of BBHC, Inc. from 2012 until 2020. Mr. Pollack graduated magna cum laude from the Wharton School of the University of Pennsylvania and received a dual J.D./M.B.A. from Vanderbilt University, where he graduated with Beta Gamma Sigma honors.

Mr. Richard T. Schumacher, the founder of the Company, has served as a director of the Company since the Company’s formation. He has served as the Company’s Chief Executive Officer since April 16, 2004, and President since September 14, 2004. He previously served as Chief Executive Officer and Chairman of the Board of the Company from 1992 to February 2003. From July 9, 2003, until April 14, 2004, he served as a consultant to the Company under a consulting agreement. He served as President of the Company from August 1978 to August 1999. Mr. Schumacher served as the Director of Infectious Disease Services for Clinical Sciences Laboratory, a New England-based medical reference laboratory, from 1986 to 1988. From 1972 to 1985, Mr. Schumacher was a research scientist and clinical laboratory director at the Center for Blood Research, a nonprofit medical research institute associated with Harvard Medical School. Mr. Schumacher received a B.S. in Zoology from the University of New Hampshire.

Corporate Governance

Board of Directors and Committee Meetings; Annual Meeting Attendance. The Board held 11 meetings between January 1, 2023 and December 31, 2023. All of the directors attended at least 80% of those meetings. All the Company’s directors are encouraged to attend the Company’s annual meetings of stockholders. All the outside directors participated telephonically in the Company’s 2021 Special Meeting in Lieu of the Annual Meeting of Stockholders.

Board Independence. The Board has reviewed the qualifications of each of Messrs. Mangiardi, Peterson, Urdea and Pollack, constituting more than a majority of the Company’s current directors, and has affirmatively determined that each individual is, or at the time of their service was, “independent” as such term is defined under the current listing standards of the Nasdaq Stock Market. The Board has determined that none of these directors has a material relationship with the Company that would interfere with the exercise of independent judgment. In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholder Communications. Any stockholder wishing to communicate with any of the Company’s directors regarding the Company may write to the director, c/o Clerk, Pressure BioSciences, Inc., 480 Neponset St., Canton, MA 02021. The Clerk will forward any reasonable communications directly to the director(s).

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Code of Ethics. Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Company has adopted a Code of Ethics for Senior Financial Officers that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, and other persons performing similar functions. A copy of the code of ethics is posted on and may be obtained free of charge from the investor relations portion of the Company’s website at www.pressurebiosciences.com. If the Company makes any amendments to its Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller, or other persons performing similar functions, the Company will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a Current Report on Form 8-K.

Availability of Corporate Governance Information

For additional information on our corporate governance, including Board committee charters, our corporate governance guidelines, our code of ethics and whistle blower policy, visit our investor relations website at https://ir.pressurebiosciences.com/governance-docs.

Board Leadership Structure and Role in Risk Oversight

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of the Company and, in so doing, serve the best interests of the Company and its stockholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. The Board participates in decisions that have a potential major economic impact on the Company and its stockholders. Management keeps the directors informed of Company activity through regular written reports and presentations at Board and committee meetings.

The Board of Directors is led by its Chairman, Mr. Peterson. Each of our Audit, Nominating and Compensation Committees provide oversight and assess risk in their respective areas. In addition, the Board and each committee have an active role in overseeing management of our Company’s risk. The Board regularly reviews information regarding our operations, credit, and liquidity, as well as the risks associated with each.

Board Committees

Standing committees of the Board of Directors include an Audit Committee, a Compensation Committee, and a Nominating Committee.

Audit Committee.

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Audit Committee, with Mr. Pollack serving as Chairman.

The Board of Directors has determined that Mr. Pollack qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee operates pursuant to a written charter (the “Audit Committee Charter”), a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) the Company’s financial reporting process, accounting functions, and internal controls, and (ii) the qualifications, independence, appointment, retention, compensation, and performance of the Company’s independent registered public accounting firm. The Audit Committee is also responsible for the establishment of “whistle-blowing” procedures, and the oversight of other compliance matters. The Audit Committee held four (4) meetings during fiscal 2023.

Compensation Committee.

General

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Compensation Committee, with Mr. Mangiardi serving as Chairman. The Compensation Committee operates pursuant to a written charter, a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com. The primary functions of the Compensation Committee include (i) reviewing and approving our executive compensation, (ii) reviewing the recommendations of the President and Chief Executive Officer regarding the compensation of our executive officers, (iii) evaluating the performance of the President and Chief Executive Officer, (iv) overseeing the administration and approval of grants of stock options and other equity awards under our equity incentive plans, and (v) recommending compensation for our Board of Directors and each committee thereof for review and approval by the Board of Directors. The Compensation Committee held five (5) meetings during fiscal 2023.

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The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act.

Compensation Objectives

Considering the relatively early stage of commercialization of our products, we recognize the importance of attracting and retaining key employees with sufficient experience, skills, and qualifications in areas vital to our success, such as operations, finance, sales and marketing, research and development, engineering, and individuals who are committed to our short- and long-term goals. The Compensation Committee has designed our executive compensation programs with the intent of attracting, motivating, and retaining experienced executives and, subject to our limited financial resources, rewarding them for their contributions by offering them a competitive base salary, potential for annual cash incentive bonuses, and long-term equity-based incentives, typically in the form of stock options. The Compensation Committee strives to balance the need to retain key employees with financial prudence given our history of operating losses, limited financial resources and the early stage of our commercialization.

Executive Officers and Director Compensation Process

The Compensation Committee considers and determines executive compensation according to an annual objective setting and measurement cycle. Specifically, corporate goals for the year are initially developed by our executive officers and are then presented to the Board of Directors and Compensation Committee for review and approval. Individual goals are intended to focus on contributions that facilitate the achievement of the corporate goals. Individual goals are first proposed by each executive officer, other than the President and Chief Executive Officer, then discussed by the entire senior executive management team and ultimately compiled and prepared for submission to the Board of Directors and the Compensation Committee, by the President and Chief Executive Officer. The Compensation Committee sets and approves the goals for the President and Chief Executive Officer. Generally, corporate and individual goals are set during the first quarter of each calendar year. The objective setting process is coordinated with our annual financial planning and budgeting process so our Board of Directors and Compensation Committee can consider overall corporate and individual objectives in the context of budget constraints and cost control considerations. Annual salary increases, bonuses, and equity awards, such as stock option grants, if any, are tied to the achievement of these corporate and individual performance goals as well as our financial position and prospects.

Under the annual performance review program, the Compensation Committee evaluates individual performance against the goals for the recently completed year. The Compensation Committee’s evaluation generally occurs in the first quarter of the following year. The evaluation of each executive (other than the President and Chief Executive Officer) begins with a written self-assessment submitted by the executive to the President and Chief Executive Officer. The President and Chief Executive Officer then prepares a written evaluation based on the executive’s self-assessment, the President and Chief Executive Officer’s evaluation, and input from others within the Company. This process leads to a recommendation by the President and Chief Executive Officer for a salary increase, bonus, and equity award, if any, which is then considered by the Compensation Committee. In the case of the President and Chief Executive Officer, the Compensation Committee conducts his/her performance evaluation and determines his/her compensation, including salary increase, bonus, and equity awards, if any. We generally expect, but are not required, to implement salary increases, bonuses, and equity awards, for all executive officers, if and to the extent granted, by April 1 of each year.

Non-employee director compensation is set by our Board of Directors upon the recommendation of the Compensation Committee. In developing its recommendations, the Compensation Committee is guided by the following goals: compensation should be fair relative to the required services for directors of comparable companies in our industry and at our company’s stage of development; compensation should align directors’ interests with the long-term interest of stockholders; the structure of the compensation should be simple, transparent, and easy for stockholders to understand; and compensation should be consistent with the financial resources, prospects, and competitive outlook for the Company.

In evaluating executive officer and director compensation, the Compensation Committee considers the practices of companies of similar size, geographic location, and market focus. In order to develop reasonable benchmark data, the Compensation Committee has referred to publicly available sources such as Salary.com and the BioWorld Survey. While the Compensation Committee does not believe benchmarking is appropriate as a stand-alone tool for setting compensation due to the unique aspects of our business objectives and current stage of development, the Compensation Committee generally believes that gathering this compensation information is an important part of its compensation-related decision making process.

The Compensation Committee has the authority to hire and fire advisors and compensation consultants as needed and approve their fees. During fiscal 2022, the Compensation Committee did not hire any compensation consultants.

The Compensation Committee is also authorized to delegate any of its responsibilities to subcommittees or individuals, as it deems appropriate. The Compensation Committee did not delegate any of its responsibilities in fiscal 2022.

Nominating Committee.

Messrs. Mangiardi, Peterson and Pollack are currently the members of the Company’s Nominating Committee with Mr. Peterson serving as Chairman. The Nominating Committee operates pursuant to a written charter, a current copy of which is publicly available on the investor relations portion of the Company’s website at www.pressurebiosciences.com. The Nominating Committee held one (1) meeting during fiscal year 2023.

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The primary functions of the Nominating Committee are to (i) identify, review, and evaluate candidates to serve as directors of the Company, (ii) make recommendations of candidates to the Board of Directors for all directorships to be filled by the stockholders or the Board of Directors, and (iii) serve as a focal point for communication between such candidates, the Board of Directors, and management.

The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms, or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. These criteria include whether the candidate assists in achieving a mix of Board members that represents diversity of background and professional experience, including with respect to ethnic background, age and gender. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2022 Special Meeting in Lieu of Annual Meeting of Stockholders, he or she must follow the procedures described below under “Stockholder Proposals.”

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2022 with management of the Company. The Audit Committee also discussed with MaloneBailey LLP (“MaloneBailey”), the Company’s independent registered public accounting firm for 2022, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has also received and reviewed the required written disclosures and a confirming letter from MaloneBailey under applicable requirements of the Public Accounting Oversight Board regarding MaloneBailey’s independence and has discussed the matter with MaloneBailey.

Based upon its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Audit Committee:

Kevin A. Pollack, Chair

Vito J. Mangiardi

Jeffrey N. Peterson

2022 Director Compensation

The following table sets forth certain information regarding compensation earned or paid to our non-employee directors during fiscal 2022.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($)	Total ($)
Vito J. Mangiardi	70,000	-	-	70,000
Jeffrey N. Peterson	107,500	-	-	107,500
Kevin A. Pollack	72,500	-	-	72,500
Michael S. Urdea, Ph. D.	50,000	-	-	50,000

Our non-employee directors receive the following compensation for service as a director:

(1) Each director currently earns a quarterly stipend of $10,000 for attending meetings of the full board of directors (whether telephonic or in-person) and fees ranging from $5,000 to $20,000 for chairing and attending committee meetings in 2022. Mr. Peterson currently earns $20,000 per quarter as chairman of the board of directors. There is no limit to the number of board of directors or committee meetings that may be called.

The following table shows the total number of outstanding stock options as of December 31, 2022 that have been issued as director compensation. The Company did not issue any stock options as director compensation in 2022.

Name	Aggregate Number of Stock Options Outstanding

Vito J. Mangiardi	70,408
Jeffrey N. Peterson	120,312
Kevin A. Pollack	70,408
Michael S. Urdea, Ph. D.	52,072

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EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth the total compensation paid or earned for the fiscal years ended December 31, 2022 and 2021 for: (i) each individual serving as our chief executive officer (“CEO”) or acting in a similar capacity during any part of fiscal 2022; and (ii) the other two most highly paid executive officers (collectively, the “Named Executive Officers”) who were serving as executive officers at the end of fiscal 2022.

Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(3)	Non-Qualified Deferred Compensation Earning	All other Compensation(4)	Total

Richard T. Schumacher	2022	$309,185	$-	$-	$-	$-	$11,350	$320,535
President, CEO	2021	308,962	-	58,228	-	-	46,216	413,406

Edmund Ting, Ph.D.	2022	207,536	-	-	-	-	7,627	215,163
Senior Vice President of Engineering	2021	207,480	-	-	-	-	49,439	256,919

Alexander Lazarev, Ph.D.	2022	200,089	-	-	-	-	2,183	202,272
Vice President of	2021	200,000	-	66,151	-	-	2,338	268,489
Research and Development

(1) Salary refers to base salary compensation paid through our normal payroll process. No bonus was paid to any named executive officer for 2022 or 2021.

(2) Amounts represent common stock issued at $2.50 per share for the Company’s PTO buyback program.

(3) Amounts shown do not reflect compensation received by the Named Executive Officers. Instead, the amounts shown are the aggregate grant date fair value as determined pursuant to FASB ASC 718, Compensation-Stock Compensation. Please refer to Note 3, xiii, “Accounting for Stock-Based Compensation” in the accompanying Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2022, for the relevant assumptions used to determine the valuation of stock option grants.

(4) “All Other Compensation” includes our Company match to the executives’ 401(k) contribution, premiums paid on life insurance for the executives, and cash compensation for the Company’s PTO buyback program. All these benefits are available to all of our employees. In the case of Mr. Schumacher, “All Other Compensation” also includes $8,379 in premiums we paid for a life insurance policy to which Mr. Schumacher’s wife is the beneficiary. “All Other Compensation” for Dr. Ting includes $6,000 paid to Dr. Ting in lieu of his participation in the medical benefit plan offered by the Company.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding outstanding stock options awards for each of the Named Executive Officers as of December 31, 2022.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date
Richard T. Schumacher	10,000	-	$0.69	7/18/2028
President, CEO	422,668	-	$0.69	12/19/2028

Edmund Y. Ting, Ph.D	21,185	-	$0.69	7/18/2028
Senior Vice President of Engineering	85,555	-	$0.69	12/19/2028

Alexander V. Lazarev, Ph.D	17,835	-	$0.69	7/18/2028
Vice President of Research & Development	73,505	-	$0.69	12/19/2028

(1)	All unvested stock options listed in this column were granted to the Named Executive Officer pursuant to our 2013 Equity Incentive Plan. On December 19, 2019, all outstanding options were repriced and re-issued pursuant to this plan. All options expire ten years after the date of grant. Unvested stock options become fully vested and exercisable upon a change of control of our company.

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Retirement Plan

All employees, including the named executive officers, may participate in our 401(k) Plan. Under the 401(k) Plan, employees may elect to make before tax contributions of up to 60% of their base salary, subject to current Internal Revenue Service limits. The 401(k) Plan does not permit an investment in our Common Stock. We match employee contributions up to 50% of the first 2% of the employee’s earnings. Our contribution is 100% vested immediately.

Severance Arrangements

Each of Mr. Schumacher, Dr. Ting, and Dr. Lazarev, executive officers of the Company, are entitled to receive a severance payment if terminated by us without cause. The severance benefits would include a payment in an amount equal to one year of such executive officer’s annualized base salary compensation plus accrued paid time off. Additionally, the officer will be entitled to receive medical and dental insurance coverage for one year following the date of termination.

Change-in-Control Arrangements

Pursuant to severance agreements with each of Mr. Schumacher, Dr. Ting, and Dr. Lazarev, each such executive officer is entitled to receive a change in control payment in an amount equal to one year (other than Mr. Schumacher) of such executive officer’s annualized base salary compensation, accrued paid time off, and medical and dental coverage, in the event such executive officer is terminated without “Cause” (as defined in the Severance Agreement) or resigns from the Company for “Good Reason” (as defined in the Severance Agreement) following a change in control of our Company. In the case of Mr. Schumacher, his payment is equal to two years of annualized base salary compensation, accrued paid time off, and two years of medical and dental coverage.

Pursuant to our equity incentive plans, any unvested stock options held by a named executive officer will become fully vested upon a change in control (as defined in the 2013, 2021 and 2024 Equity Incentive Plan) of our Company.

Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” (“CAP”) and certain performance measures required for Smaller Reporting Companies. The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2022 and December 31, 2021, along with the financial information required for each fiscal year:

Year	Summary compensation table total CEO (1)(2)	Compensation actually paid to CEO (1)(3)	Average summary compensation table total for non-CEO NEOs (2)(4)	Average compensation actually paid to non-CEO NEOs (3)(4)	Value of Initial Fixed $100 Investment based on Total shareholder return	Net Loss
2022	$320,535	$309,185	$208,718	$203,813	$56.28	$(17,803,953)
2021	$413,406	$308,962	$262,704	$203,740	$108.96	$(22,685,459)

(1)	For each year shown the PEO was Richard Schumacher.
(2)	Amounts in this column represent the “Total Compensation” column set forth in the Summary Compensation Table (“SCT”) on page [11]. See the footnotes to the SCT for further detail regarding the amounts in these columns.
(3)	The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The Amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).
(4)	Non-CEO NEOs reflect the compensation of Edmund Ting, Ph.D. and Alexander Lazarev, Ph.D.

	2022		2021
	Richard Schumacher	Average Non-CEO NEOs	Richard Schumacher	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$320,535	$208,718	$413,406	$262,704

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	-	-	-	-
Year-end fair value of unvested awards granted in the current year	-	-	-	-
Year-over-year difference of year-end fair values for unvested awards granted in prior years	-	-	-	-
Fair values at vest date for awards granted and vested in current year	-	-	-	-
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	-	-	-	-
Forfeitures during current year equal to prior year-end fair value	-	-	-	-
Dividends or dividend equivalents not otherwise included in total compensation	-	-	-	-
Total Adjustments for Equity Awards	-	-	-	-

Compensation Actually Paid (as calculated)	$320,535	$208,718	$413,406	$262,704

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Narrative Disclosure: Pay Versus Performance Table

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

PBI’s cumulative Total Shareholder Return (“TSR”) is the cumulative total shareholder return measured by dividing the sum of the cumulative amount of dividends for the measurement period (which PBIO had none), assuming dividend reinvestment, and the difference between the registrant’s share price at the end and the beginning of the measurement period; by the share price at the beginning of the measurement period.

CAP and Cumulative TSR

CAP vs. Net Income

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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

You are being asked to ratify the Board of Directors’ appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. MaloneBailey LLP has served as the Company’s independent registered public accounting firm since July 1, 2015. A representative of MaloneBailey LLP is expected to attend the Meeting by telephone and will have an opportunity to make a statement and respond to appropriate questions.

Our Bylaws do not require that our stockholders ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm. However, we are submitting the proposal for ratification as a matter of good corporate governance. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain MaloneBailey LLP. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Audit Committee appointed MaloneBailey LLP (“MaloneBailey”), an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2023. A representative of MaloneBailey will be available during the Meeting to make a statement if such representative desires to do so and to respond to questions.

The following is a summary of the fees billed to the Company by MaloneBailey LLP, the Company’s independent registered public accounting firm, respectively for the fiscal year ended December 31, 2022 and 2021:

	Fiscal 2022 Fees	Fiscal 2021 Fees
Audit Fees	$174,000	$160,000
Audit-Related Fees	-	-
Tax and Other Fees	-	-
	$174,000	$160,000

Audit Fees. Consists of fees billed for professional services performed for the audit of our annual financial statements, the review of interim financial statements, and related services that are normally provided in connection with registration statements, including the registration statement for our public offering.

Audit-Related Fees. Consists of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

Audit Committee Policy on Pre-Approval of Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required to approve Proposal No. 2.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL NO. 3

APPROVAL OF PRESSURE BIOSCIENCES, INC. 2024 EQUITY INCENTIVE PLAN

The Board of Directors has approved, subject to stockholder approval, the Pressure BioSciences, Inc. 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”), which provides for the issuance of an aggregate of 5,000,000 shares of Common Stock issuable upon exercise of stock options, restricted stock and other stock-based awards granted or issued under the 2024 Equity Incentive Plan to qualified employees, officers, directors, consultants and advisors of the Company from time to time.

Summary of the 2024 Equity Incentive Plan

The following is a summary description of the 2024 Equity Incentive Plan and is qualified in its entirety by reference to the text of the 2024 Equity Incentive Plan which is attached as Exhibit A to this proxy statement.

Description of the 2024 Equity Incentive Plan

Purpose and Eligibility. The purpose of the 2024 Equity Incentive Plan is to award stock options, stock issuances, and other equity interests in the Company (each, an “Award”) to employees, officers, directors, consultants, and advisors of the Company and its subsidiaries and to any other persons the Board of Directors determines to have made or is expected to make contributions to the Company. There are currently twenty persons (consisting of employees, officers, directors and consultants) eligible to receive Awards under the 2024 Equity Incentive Plan.

Administration. The 2024 Equity Incentive Plan will be administered by the Board of Directors, a committee of the Board of Directors or, to the extent permitted by applicable law, by one or more executive officers of the Company designated by the Board of Directors (such committee and designee(s) together with the Board of Directors are hereinafter referred to as the “Board”) as permitted under the 2024 Equity Incentive Plan. It is expected that the 2024 Equity Incentive Plan will be administered by the Company’s Compensation Committee, which currently consists of three independent directors. The Board will have the authority to grant and amend Awards, to adopt, amend, and repeal rules relating to the 2024 Equity Incentive Plan, and to interpret, construe, and determine the terms and provisions of the 2024 Equity Incentive Plan and any Award.

Shares Subject to the 2024 Equity Incentive Plan. Subject to stockholder approval, a maximum of 5,000,000 shares of Common Stock of the Company will be available for issuance under the 2024 Equity Incentive Plan. No participant in the 2024 Equity Incentive Plan may be granted Awards during any one fiscal year to purchase or with respect to more than 500,000 shares of Common Stock. If any Award expires or is terminated, surrendered or forfeited, in whole or in part, without having been exercised in full, the unissued shares of Common Stock covered by such Award shall again be available for grant of Awards under the 2024 Equity Incentive Plan. If shares of Common Stock issued pursuant to the 2024 Equity Incentive Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the 2024 Equity Incentive Plan. No awards have been made under the 2024 Equity Incentive Plan.

Subject to the terms of the 2024 Equity Incentive Plan, in the event of a stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, exchange of shares, liquidation, spin-off, split-up or other similar action, (i) the number and class of securities available for Awards under the 2024 Equity Incentive Plan and the per-participant share limit, (ii) the number and class of securities and vesting schedule for outstanding Awards and the exercise price per share subject to each outstanding Award, (iii) the repurchase price per share subject to repurchase and (iv) the terms of each outstanding Award, shall be adjusted by the Company to the extent the Board shall determine, in good faith, that such an adjustment is appropriate.

Awards under the 2024 Equity Incentive Plan. Awards under the 2024 Equity Incentive Plan may take the form of stock options (either incentive stock options or non-qualified stock options), restricted stock, and other stock-based awards, such as stock appreciation rights, phantom stock awards, or stock units. Subject to certain restrictions set forth in the 2024 Equity Incentive Plan, the Board will have the complete and absolute authority to set the terms, conditions, and provisions of each Award, including the size of the Award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration or extension of vesting and exercisability), the repurchase rights, and termination, cancellation, and forfeiture provisions. Each Award under the 2024 Equity Incentive Plan shall be evidenced by a written instrument in such form as the Board shall determine and may contain terms and conditions in addition to those set forth in the 2024 Equity Incentive Plan, provided that such terms and conditions do not contravene the provisions of the 2024 Equity Incentive Plan or applicable law. The terms of each type of Award need not be identical and the Board need not treat participants uniformly. No Awards may be granted under the 2024 Equity Incentive Plan after February [ ]0, 2034. The Board shall be subject to the following specific restrictions regarding the types and terms of specific Awards. The terms and conditions of incentive stock options shall be subject to and comply with section 422 of the Internal Revenue Code, as amended, and any regulations thereunder. No incentive stock option granted under the 2024 Equity Incentive Plan may be exercisable more than ten years after the date of grant (five years after the date of grant for incentive stock options granted to holders of more than ten percent of the Common Stock). Incentive stock options may be granted only to employees of the Company. The exercise price for stock options must at least equal the fair market value of the Common Stock. The exercise price for incentive stock options must be at least equal to the fair market value of the Common Stock on the date of grant, and, in the case of incentive stock options granted to the holders of more than ten percent of the Common Stock, the exercise price must be at least 110% of the fair market value of the Common Stock on the date of the grant.

The Board will determine whether Awards granted pursuant to the 2024 Equity Incentive Plan are settled in whole or in part in cash, Common Stock, or such other lawful consideration as the Board may deem appropriate. The Company may deduct from payments of any kind otherwise due a participant any federal, state, or local taxes of any kind required to be withheld in connection with an Award. In the Board’s discretion, tax obligations required to be withheld in respect of an Award may be paid in whole or in part in shares of Common Stock, including shares retained from such Award. The Board will determine the effect on the Award of the death, disability, retirement, or other termination of employment of a participant and the extent to which and period during which the participant’s legal representative, guardian, or designated beneficiary may receive payment of an Award or exercise rights thereunder.

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The Board may grant Awards entitling participants to acquire shares of Common Stock, subject to (i) the delivery to the Company by the participant of a check in the amount of at least equal to the par value of the shares of Common Stock purchased, and (ii) the right of the Company to repurchase all or part of such shares of Common Stock at their issue price or other stated or formula price from the participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period established by the Board for such Award. These Awards are referred to as restricted stock Awards. The Board shall determine the terms and conditions of any such restricted stock Award. The Board also has the right to grant other Awards based upon the Common Stock of the Company, such Awards having such terms and conditions as the Board may determine, including, without limitation, the grant of shares of Common Stock based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the participant to whom they are granted, except by will or the laws of descent and distribution, and during the life of the participant, shall be exercisable only by the participant; provided, however, that nonqualified stock options may be transferred pursuant to a qualified domestic relations order or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the nonqualified stock option which are applicable to the participant. Unless otherwise expressly provided in the applicable Award, upon the occurrence of an acquisition of the Company (as defined in the 2024 Equity Incentive Plan), the Board shall in its sole discretion as to outstanding Awards (on the same basis or on different bases), take one or more of the following actions: (i) make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity; (ii) accelerate the date of exercise or vesting of such Awards or any installment of any such Awards; (iii) permit the exchange of all Awards for the right to participate in any stock option or other employee benefit plan of any successor corporation; and (iv) provide for the termination of any such Awards immediately prior to the consummation of the acquisition, provided that no such termination will be effective if the acquisition is not consummated. An “acquisition” is defined in the 2024 Equity Incentive Plan as any merger, business combination, consolidation or purchase of outstanding capital stock of the Company in which the persons who were the beneficial owners of the outstanding Common Stock of the Company immediately prior to such transaction do not, following such transaction, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from such transaction (other than as a result of a financing transaction); or any sale of all or substantially all of the capital stock or assets of the Company.

The Board of Directors of the Company may amend, suspend, or terminate the 2024 Equity Incentive Plan or any portion thereof at any time; provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations.

Federal Income Tax Consequences

The following general discussion of the United States federal income tax consequences of Awards granted under the 2024 Equity Incentive Plan is based upon the provisions of the Internal Revenue Code as in effect on the date hereof, current regulations promulgated and proposed thereunder, existing public and private administrative rulings and pronouncements of the Internal Revenue Service, and judicial decisions, all of which are subject to change (perhaps with retroactive effect). This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2024 Equity Incentive Plan or of the requirements that must be met in order to qualify for the tax treatment described herein. Changes in the law and regulations may modify the discussion, and in some cases, the changes may be retroactive. No information is provided as to state, local, or foreign tax laws. In addition, because tax consequences may vary and certain exceptions may apply depending upon personal circumstances of individuals, each participant should consider his or her personal situation and consult with his or her tax advisor with respect to the specific tax consequences applicable to him or her.

Incentive Stock Options. An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. However, under certain circumstances, there may be alternative minimum tax or other tax consequences, as discussed below.

An option holder generally will recognize taxable income upon the disposition of the shares of Common Stock received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a “disqualifying disposition” (as defined below) will be taxable as long-term capital gain.

A “disqualifying disposition” means any disposition of shares of Common Stock acquired on the exercise of an incentive stock option where such disposition occurs within two years of the date the stock option was granted or within one year of the date the shares were transferred to the option holder. The use of the shares acquired pursuant to the exercise of an incentive stock option to pay the option exercise price under another incentive stock option is treated as a disposition for this purpose.

In general, if an option holder makes a disqualifying disposition, the holder will have ordinary income in an amount equal to the excess, if any, of (i) the lesser of (a) the fair market value of the shares on the date of exercise or (b) the amount actually realized on the disposition over (ii) the option exercise price. In addition, such holder would realize further gain or loss equal to the difference between the amount realized and the fair market value of the shares on the date of exercise (in the case of a gain) or the option price (in the case of a loss). Such further gain or loss would be either a long-term or short-term capital gain or loss, depending on the option holder’s holding period for the shares. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the stock option was held. In the case of a gift or certain other transfers, the amount of ordinary income taxable to the option holder is not limited to the amount of gain which would be recognized in the case of a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

In general, in the year of exercise of an incentive stock option, an option holder must compute the excess of the fair market value of the shares issued upon exercise over the exercise price and include this amount in the calculation of his or her alternative minimum taxable income. Because of the many adjustments that apply to the computation of the alternative minimum tax, it is not possible to predict the application of the tax to any particular option holder. However, an option holder may owe alternative minimum tax even though he or she has not disposed of the shares or otherwise received any cash with which to pay the tax. The alternative minimum tax rate is now higher than the rate applicable to long-term capital gains.

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The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option if the option holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable ordinary income recognized by the option holder, provided the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

Nonqualified Stock Options. The recipient of a non-qualified stock option under the 2024 Equity Incentive Plan generally will not recognize any taxable income at the time the stock option is granted. Upon exercise, the option holder will generally recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of Common Stock received on the date of exercise over the option exercise price. Upon a subsequent sale of the shares, long-term or short-term capital gain or loss (depending upon the holding period) will generally be recognized equal to the difference between the amounts realized over the fair market value of the shares on the date of exercise. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the stock option was held.

Certain option holders are subject to Section 16(b) of the Securities Exchange Act of 1934 (“Section 16(b)”) upon their sale of shares of Common Stock. If an option holder is subject to Section 16(b), the date on which the fair market value of the shares is determined may similarly be postponed. The IRS regulations have not yet been amended to conform with the most recent revision to Section 16(b). However, it is generally anticipated that the date on which the fair market value of the shares is determined (the “Determination Date”) will be postponed to the earlier of (i) the date six months after the date the stock option was granted, or, if earlier, (ii) the first day on which the sale of the shares would not subject the individual to liability under Section 16(b). It is possible that the six-month period will instead run from the option holder’s most recent grant or purchase of Common Stock prior to his or her exercise of the stock option. On the Determination Date, the option holder will generally recognize ordinary taxable income in an amount equal to the excess of the fair market value of the shares of Common Stock at that time over the option exercise price. The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to the taxable income recognized by the option holder, provided the Company reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

In the case of a nonqualified stock option, an option holder who pays the option exercise price, in whole or in part, by delivering shares of Common Stock already owned by him or her will generally recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. However, if shares received on the exercise of an incentive stock option are used to exercise a nonqualified stock option within the time periods that apply to a disqualifying disposition, then the rules for disqualifying dispositions, described above, will apply. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis of the shares received will be equal to the basis of the shares surrendered. The basis of the shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of the shares on the date of exercise, and the holding period for the shares received will commence on that date.

Restricted Stock Awards. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse, unless a Section 83(b) election is made. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. In order to be effective, the Section 83(b) election must be made and filed with the IRS within 30 days after grant. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

Other Awards. In the case of other Awards, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or the date of delivery of the underlying shares and the Company will generally be entitled to a corresponding tax deduction.

Passed by the Board on December 27, 2023

Subject to Shareholder approval on April 18, 2024

Vote Required

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the approval of Proposal No. 3.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2024 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 4

NON-BINDING ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act amended Section 14A of the Securities Exchange Act of 1934 and related SEC regulations require that at least once every three years, we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Compensation disclosure rules of the SEC. We first held this vote, which is often referred to as the Say-on-Pay vote, at a special meeting of shareholders held on December 12, 2013. At such meeting, our shareholders voted to hold the frequency of our Say-on-Pay vote every three years. The Company will hold future non-binding advisory votes on the compensation of our named executive officers every three years, at least until the next required vote of frequency of shareholder votes on the compensation of our named executive officers. Such a Say-on-Frequency vote must occur no later than the annual or other meeting of shareholders held in the sixth calendar year after the immediately preceding Say-on-Frequency vote (annual meeting held on December 12, 2013). An issuer could hold a Say-on-Frequency vote more frequently than every six years if it elects to do so.

As described in more detail in Proposal No. 1, under Executive Compensation, we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return. This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors, or the Compensation Committee of the Board of Directors. However, we welcome input from our shareholders regarding executive compensation and other matters related to the company’s success generally. We believe in a corporate governance structure that is responsive to shareholder concerns and we view this vote as a meaningful opportunity to gauge shareholder approval of our executive compensation policies.

Vote Required

The affirmative vote of the holders of a majority of the votes cast by stockholders at the Meeting is required to approve, on an advisory basis, the executive of the Company’s Named Executive Officers.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4, TO APPROVE AND VOTE “FOR” THE FOLLOWING NON-BINDING RESOLUTION AT OUR MEETING:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers.”

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OTHER MATTERS

The Meeting may be adjourned to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve any of Proposal Nos. 1 through 4. The Meeting may be adjourned from time to time to a date that is not more than 120 days after the original record date for the Meeting.

If, at the Meeting, the number of shares of Common Stock present or represented and voting in favor of the approval of any of Proposal Nos. 1 through 4 is not sufficient to approve that proposal, we currently intend to move to adjourn the Meeting in order to enable our Board of Directors to solicit additional proxies for the approval of any of Proposal Nos. 1 through 4.

Transactions with Related Persons

In March 2010, we signed a strategic product licensing, manufacturing, co-marketing, and collaborative research and development agreement with Target Discovery Inc. (“TDI”), a related party. Under the terms of the agreement, we have been licensed by TDI to manufacture and sell a highly innovative line of chemicals used in the preparation of tissues for scientific analysis (“TDI reagents”). The TDI reagents were designed for use in combination with our pressure cycling technology. The companies believe that the combination of PCT and the TDI reagents can fill an existing need in life science research for an automated method for rapid extraction and recovery of intact, functional proteins associated with cell membranes in tissue samples. We did not incur any royalty obligation under this agreement in 2022 or 2021.

In April 2012, we signed a non-exclusive license agreement with TDI to grant the non-exclusive use of our pressure cycling technology. We executed an amendment to this agreement on October 1, 2016, wherein we agreed to pay a monthly fee of $1,400 for the use of a lab bench, shared space, and other utilities, and $2,000 per day for technical support services as needed. The agreement requires TDI to pay the Company a minimum royalty fee of $60,000 in 2022 and $60,000 in 2021. For the years ended December 31, 2022, and 2021, we reported expenses of $69,300 and $82,800, respectively for these arrangements.

Related Party Notes

During the year ended December 31, 2021, we received short-term non-convertible loans of $254,600 from related parties and repaid in full as of December 31, 2021.

During the year ended December 31, 2022, we received short-term non-convertible loans of $958,100 from related parties and made payments of $315,300, for an ending balance of $634,885, which includes an unamortized debt discount of $7,915.

Other Proposed Action

The Board of Directors knows of no matters which may come before the Meeting other than the matters described in this Proxy Statement. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Stockholder Proposals

Proposals which stockholders intend to present at the Company’s 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) and wish to have included in the Company’s proxy materials pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by the Company no later than October 28, 2024. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, then the deadline for inclusion of a stockholder proposal in the Company’s proxy materials is instead a reasonable time before the Company begins to print and send its proxy materials for that meeting.

Stockholders who wish to make a proposal at the Company’s 2023 Annual Meeting, other than one that will be included in the Company’s proxy materials, should notify the Company no later than January 18, 2025 unless the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s annual meeting, in which case the notice must be received a reasonable time before the Company sends its proxy materials for that meeting. If a proponent who wishes to present such a proposal at the 2023 Annual Meeting fails to notify the Company by the proper date, the proxies solicited by the Board of Directors, with respect to such 2023 Annual Meeting, may grant discretionary authority to the proxies named therein, to vote with respect to such matter if such matter is properly brought before the 2023 Annual Meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the proxy rules of the SEC.

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Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for director at the 2023 Annual Meeting by submitting the name, qualifications, experience, and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Clerk, Pressure BioSciences, Inc., 480 Neponset St., Canton, MA 02021. Generally, under the Company’s Bylaws, notice of such recommendations must be submitted in writing not later than 90 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in the Company’s Bylaws. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee’s charter, a copy of which may be obtained from the Company by written request sent to its principal executive offices. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein or in the Company’s Bylaws.

Shareholder Communications

The Board has not adopted a formal procedure that shareholders must follow to send communications to it. The Board does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Pressure BioSciences, Inc., 480 Neponset St., Canton, MA 02021 Attention: Board of Directors.

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the section of the Proxy Statement entitled “Audit Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Additional Copies of our Annual Report on Form 10-K and Householding

Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and as filed with the SEC, are available to stockholders without charge upon written request addressed to Clerk, Pressure BioSciences, Inc., 480 Neponset St., Canton, MA 02021. In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Clerk, Pressure BioSciences, Inc., 480 Neponset St., Canton, MA 02021. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

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EXHIBIT A

PRESSURE BIOSCIENCES, INC.

2024 EQUITY INCENTIVE PLAN

1. Purpose and Eligibility. The purpose of this 2024 Equity Incentive Plan (the “Plan”) of Pressure BioSciences, Inc., a Massachusetts corporation (the “Company”) is to provide stock options, stock issuances and other equity interests in the Company (each, an “Award”) to (a) employees, officers, directors, consultants and advisors of the Company and its Parents and Subsidiaries, and (b) any other Person who is determined by the Board to have made (or is expected to make) contributions to the Company. Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 10.

2. Administration.

a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, (i) to construe and determine the respective Stock Option Agreement, Awards and the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, (iii) to determine the terms and provisions of the respective Stock Option Agreements and Awards, which need not be identical, (iv) to initiate an Option Exchange Program, and (v) to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Stock Option Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b. Appointment of Committee. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.

c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

d. Applicability of Section Rule 16b-3. Notwithstanding anything to the contrary in the foregoing if, or at such time as, the Common Stock is or becomes registered under Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or any successor statute, the Plan shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules (“Rule 16b-3”), such that all subsequent grants of Awards hereunder shall be exempt under such rule. Those provisions of the Plan which make express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a “Reporting Person”).

3. Stock Available for Awards.

a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of common stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is 5,000,000. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan, and if shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

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b. Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 500,000 shares of Common Stock.

c. Adjustment to Common Stock. Subject to Section 7, in the event of any stock split, reverse stock split stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

4. Stock Options.

a. General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws. Each Option will be evidenced by a Stock Option Agreement, consisting of a Notice of Stock Option Award and a Stock Option Award Agreement (collectively, a “Stock Option Agreement”).

b. Incentive Stock Options. An Option that the Board intends to be an incentive stock option (an “Incentive Stock Option”) as defined in Section 422 of the Code, as amended, or any successor statute (“Section 422”), shall be granted only to an employee of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Nonqualified Stock Option.”

c. Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

d. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and will specify the exercise price in the applicable Stock Option Agreement. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, then the exercise price shall be no less than 110% of the fair market value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the fair market value of the Common Stock on the date of grant. In the case of a grant of a Nonstatutory Stock Option, the exercise price shall be no less than 100% of the fair market value of the Common Stock on the date of grant. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

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e. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Stock Option Agreement; provided that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the term of the Option shall be no longer than five (5) years from the date of grant.

f. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(g) and the Stock Option Agreement for the number of shares for which the Option is exercised.

g. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board in its sole and absolute discretion:

i. by check payable to the order of the Company;

ii. only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

iii. to the extent explicitly provided in the applicable Stock Option Agreement, by delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable Stock Option Agreement); or

iv. payment of such other lawful consideration as the Board may determine.

Except as otherwise expressly set forth in an Stock Option Award, the Board shall have no obligation to accept consideration other than cash and in particular, unless the Board so expressly provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the participant at least six months prior to the exercise. The fair market value of any shares of the Company’s Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

h. Acceleration, Extension, Etc. The Board may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest.

i. Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company’s Common Stock is publicly traded under the Exchange Act, “fair market value” shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Stock Market, its fair market value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Board deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board after taking into consideration all factors which it deems appropriate.

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5. Restricted Stock.

a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

6. Other Stock-Based Awards. The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7. General Provisions Applicable to Awards.

a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that Nonstatutory Options may be transferred pursuant to a qualified domestic relations order (as defined in Employee Retirement Income Security Act of 1974, as amended) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Option which are applicable to the optionee. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d. Additional Award Provisions. The Board may, in its sole discretion, include additional provisions in any Stock Option Agreement or other Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Options, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

e. Termination of Status. The Board shall determine the effect on an Award of the disability (as defined in Code Section 22(e)(3)), death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

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f. Acquisition of the Company.

i. Unless otherwise expressly provided in the applicable Stock Option Agreement or Award, upon the occurrence of an Acquisition (as defined below), the Board shall, in its sole discretion as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), take one or more of the following actions:

A. make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition;

B. accelerate the date of exercise or vesting of such Awards or of any installment of any such Awards;

C. permit the exchange of all Awards for the right to participate in any stock option or other employee benefit plan of any successor corporation; or

D. provide for the termination of any such Awards immediately prior to the consummation of the Acquisition; provided that no such termination will be effective if the Acquisition is not consummated.

g. Acquisition Defined. An “Acquisition” shall mean: (i) any merger, business combination, consolidation or purchase of outstanding capital stock of the Company after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction); or any sale of all or substantially all of the capital stock or assets of the Company (other than in a spin-off or similar transaction).

h. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Board in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction. In addition, the Board may provide that any Company repurchase option applicable to any Common Stock purchased upon exercise of an Option or Award shall lapse as to all such Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

i. Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

j. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefore another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

k. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

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8. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the purchase of shares subject to the Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award or (b) by delivering to the Company shares of Common Stock already owned and unencumbered by the optionee or Award recipient. The shares so delivered or withheld shall have a fair market value of the shares used to satisfy such withholding obligation as shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or Award recipient who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

9. No Exercise of Option if Engagement or Employment Terminated for Cause. If the employment or engagement of any Participant is terminated “for Cause,” the Award may terminate, upon a determination of the Board, on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever. For purposes of this Section 9, “for Cause” shall be defined as follows: (i) if the Participant has executed an employment agreement, the definition of “cause” contained therein, if any, shall govern, or (ii) conduct, as determined by the Board of Directors, involving one or more of the following: (a) gross misconduct or inadequate performance by the Participant which is injurious to the Company; or (b) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; or (c) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (d) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (e) the indictment of the Participant for a felony serious misdemeanor offense, either in connection with the performance of his obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations; or (f) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (g) the failure of the Participant to perform in a material respect his or her employment obligations without proper cause. In making such determination, the Board shall act fairly and in utmost good faith. The Board may in its discretion waive or modify the provisions of this Section at a meeting of the Board with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section.

10. Miscellaneous.

a. Definitions.

i. “Company,” for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Pressure BioSciences, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Pressure BioSciences, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

ii. “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

iii. “Employee” for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

iv. “Option Exchange Program” means a program whereby outstanding options are exchanged for options with a lower exercise price.

b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

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c. Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

d. Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the grant date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

e. Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or a Stock Option Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

f. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

g. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

h. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

i. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of incorporation of the Company (The Commonwealth of Massachusetts), without regard to any applicable conflicts of law.

Approvals:

Adopted by the Board of Directors on: December 27, 2023

Approved by the Stockholders on: April 18, 2024

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PROXY CARD

PRESSURE BIOSCIENCES, INC.

The undersigned hereby appoints Mr. Richard Schumacher acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting in Lieu of Annual Meeting of Stockholders of Pressure BioSciences, Inc. to be held on April 18, 2024 and at any adjournment(s) or postponement(s) thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR, AND FOR PROPOSALS 2, 3, AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

☒ Please indicate your vote below, as in this example.

The Board of Directors recommends a vote “FOR” the election of the nominees as directors, and “FOR” Proposal No. 2, 3, and 4.

1.	To elect the following nominee as a Class III Director:

	For	Withhold
Richard Schumacher	☐	☐

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	To ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2024.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To approve the Pressure BioSciences, Inc. 2024 Equity Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	To indicate on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement accompanying this notice.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Note: Such other business as may properly come before the meeting or the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of such adjournment to approve any of Proposal Nos. 1 through 4.

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE SUCH CHANGE AT LEFT

(Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing).

Signature:	Title:	Date:

Signature:	Title:	Date: